SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2005

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2005, Ventas, Inc. (the “Company”) announced that it had agreed to sell 3,247,000 shares of its common stock to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), as sole underwriter in an underwritten public offering. A copy of the press release issued by the Company on June 29, 2005 is filed as Exhibit 99.1 hereto and is incorporated in this Item 1.01 by reference.

In connection with the public offering, the Company and Ventas Realty, Limited Partnership (“Ventas Realty”), an operating partnership of the Company, entered into a Purchase Agreement dated June 29, 2005 (the “Purchase Agreement”) with Merrill Lynch. The Purchase Agreement provides for the sale by the Company of 3,247,000 shares of its common stock to Merrill Lynch at a price of $29.88 per share. The Company expects to receive net proceeds of approximately $97 million from the sale. The foregoing description of the Purchase Agreement is qualified by reference in its entirety to the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated in this Item 1.01 by reference.

Item 8.01. Other Events.

On July 5, 2005, the Company announced that it has agreed to acquire and lease six seniors housing facilities to subsidiaries of Capital Senior Living Corporation in a transaction valued at $85 million.

A copy of the press release issued by the Company on July 5, 2005 is filed as Exhibit 99.2 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description
1.1	Purchase Agreement, dated June 29, 2005, by and among Ventas, Inc., Ventas Realty, Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Ernst & Young LLP with respect to the audited financial statements of Brookdale Living Communities, Inc. incorporated by reference in the Company’s prospectus supplement filed with the Securities and Exchange Commission on July 1, 2005.

99.1	Press release issued by the Company on June 29, 2005.

99.2	Press release issued by the Company on July 5, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: July 5, 2005	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated June 29, 2005, by and among Ventas, Inc., Ventas Realty, Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Willkie Farr & Gallagher LLP.

23.1	Consent of Ernst & Young LLP with respect to the audited financial statements of Brookdale Living Communities, Inc. incorporated by reference in the Company’s prospectus supplement filed with the Securities and Exchange Commission on July 1, 2005.

99.1	Press release issued by the Company on June 29, 2005.

99.2	Press release issued by the Company on July 5, 2005.